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                                                                   Exhibit 10.64

                             SUBORDINATION AGREEMENT

         This Subordination Agreement dated as of June 11, 2001 from Phoenix Investment Partners, Ltd., a Delaware corporation ("PXP") to Phoenix Home Life Mutual Insurance Company, a New York mutual insurance company which contemplates becoming a New York stock insurance company and changing its name to Phoenix Life Insurance Company (such company, whether being a mutual insurance company or a stock insurance company being hereinafter referred to as "PLIC").


                                 WITNESSETH THAT

         WHEREAS pursuant to a loan agreement dated as of February 26, 2001 by and between PLIC and PXP (the "Subordinated Loan Agreement"). PXP has issued to PLIC a Subordinated Note due March 1, 2006 payable to PLIC or registered assigns in the principal sum of $69,018,833 (the "Subordinated Note"); and

         WHEREAS substantially concurrently herewith PLIC, PXP and the Phoenix Companies, Inc., a Delaware corporation are entering into a Credit Agreement dated as of June 11, 2001 with Bank of America, N.A. and Fleet National Bank as Syndication Agents, Bank of Montreal as Administrative Agent, Deutsche Bank AG and KeyBank National Association as Documentation Agents and the financial institutions from time to time party thereto (the "Bank Credit Agreement") pursuant to which the financial institutions party thereto commit, on the terms and conditions therein stated, to extend credit to PLIC, PXP and The Phoenix Companies, Inc. (such Credit Agreement as the same may from time to time be amended, modified, increased, extended or restated being hereinafter referred to as the "Bank Credit Agreement"); and

         WHEREAS as a condition precedent to executing the Bank Credit Agreement the financial institutions party thereto required certain modifications to the subordination provisions applicable to the indebtedness evidenced by the Subordinated Note;

         NOW THEREFORE, PLIC and PXP agree one with another, for the benefit of the holders of Senior Debt (as hereinafter defined) as follows:

          1. Definitions. Terms defined in the preambles hereof shall have the meanings so ascribed to them in the operative provisions hereof and, in addition, the following terms shall have the meanings ascribed to them below (all such defined terms to be equally applicable to the singular and plural of the terms defined):

                   (a) "Senior Liabilities" means (i) all indebtedness, obligations and liabilities of PXP arising under or pursuant to the Bank Credit Agreement including the principal of and interest on all loans made to PXP pursuant thereto and all other obligations of PXP to the financial institutions from time to time party to the Bank Credit Agreement and/or to any agent or arranger thereunder and (ii) any other indebtedness of PXP which is not by its terms subordinated in right of payment to any other indebtedness of PXP and which
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         has been designated as "Senior Debt" for purposes of this Agreement by an instrument in writing signed by PXP and PLIC and being in the form of Exhibit A annexed hereto or in such other form as PXP and PLIC may from time to time agree (a "Designation").

                   (b) "Junior Liabilities" means the principal of and interest on the indebtedness evidenced by the Subordinated Note and any note issued in renewal thereof or substitution therefor and all other indebtedness, obligations and liabilities of PXP to PLIC arising under the Subordinated Loan Agreement as the same may from time to time be amended or modified.

                   (c) "Agents" means (i) the Administrative Agent under the Bank Credit Agreement (it being acknowledged that as of the date hereof the Administrative Agent thereunder is Bank of Montreal) and (ii) the representative or representatives of the holders of any other Senior Debt as specified in the applicable Designation.

                   (d) "Default" and "Event of Default" means (i) a Default or Event of Default as defined in the Bank Credit Agreement and (ii) any event or condition which under the terms of any agreement applicable to any other Senior Liabilities is an event or condition which with or without the lapse of time or the giving of notice or both would permit the holder or holders of such Senior Liabilities (or a specified number thereof) to declare such Senior Liabilities due and payable or to exercise remedies with respect to non-payment.

         2. Subordination. Except as hereinafter in this Agreement expressly otherwise provided, or as the Agents may hereafter otherwise expressly consent in writing, the payment of all Junior Liabilities shall be postponed and subordinated to the payment in full of all Senior Liabilities, and no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made, nor shall any property or assets of PXP be applied to the purchase of other acquisition or retirement of any Junior Liabilities; provided, however, that, until such time as a Default or an Event of Default shall have occurred and be continuing and unless a Default or Event of Default would occur upon a payment of interest on the Junior Liabilities, interest may be paid on the Junior Liabilities when and as due.

         3. Bankruptcy, Insolvency, Etc. In the event of any dissolution, winding up, liquidation, readjustment, or reorganization or other similar proceedings relating to PXP or to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit or creditors, or any other marshalling of the assets and liabilities of PXP, or any sale of all or substantially all of the assets of PXP, or otherwise), the Senior Liabilities shall first be paid in full before the holder of the Junior Liabilities shall be entitled to receive or to retain any payment or distribution in respect of the Junior Liabilities and, in order to implement the foregoing: (a) all payments and distributions of any kind or character in respect of the Junior Liabilities to which the undersigned would be entitled if the Junior Liabilities were not subordinated, pursuant to this Agreement, shall be made directly to the Agents on a pro rata basis; (b)PLIC shall promptly file a claim or claims, in the form required in such proceedings, for the full outstanding amount of the Junior Liabilities, and shall cause said claim or claims to be approved and all


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payments and other distributions in respect thereof to be made directly to the
Agents on a pro rata basis; and (c) PLIC hereby irrevocably agrees that each Agent, may at its sole discretion, in the name of PLIC or otherwise, demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove and vote or consent in any such proceedings with respect to any and all claims of the undersigned relating to the Junior Liabilities.

         4. Payments Held in Trust. In the event that PLIC receives any payment or other distribution of any kind or character from the PXP, or from any other source whatsoever, in respect of any of the Junior Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Agents and promptly turned over by the undersigned to the Agents on a pro rata basis. PLIC will mark its books and records, and cause PXP to mark its books and records, so as clearly to indicate that the Junior Liabilities are subordinated in accordance with the terms of this Agreement, and will cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Junior Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. PLIC will execute such further documents or instruments and take such further action as any Agent may reasonably from timeout to time request to carry out the intent of this Agreement.

         5. Application of Payments: No Subrogation. All payments and distributions received by any Agent in respect of the Junior Liabilities, to the extent received in or converted into cash, may be applied by the Agents first to the payment of any and all expenses (including attorneys' fees and legal expenses) paid or incurred by the Agents in enforcing this Agreement, or in endeavoring to collect or realize upon any of the Junior Liabilities or any security therefor, and any balance thereof shall, solely as between the undersigned and the Agents be applied by the Agents toward the payment of the Senior Liabilities remaining unpaid on a pro rata basis; but, as between PXP and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Liabilities; and, notwithstanding any such payments or distributions received by the Agents in respect of the Junior Liabilities and so applied by the Agents toward the payment of the Senior Liabilities, the undersigned shall be subrogated to the then existing rights of the Agents, if any, in respect of the Senior Liabilities, only at such time as this Agreement shall have been discontinued and the Agents shall have received payment of the full amount of the Senior Liabilities as provided for in Section 8 hereof.

         6. Waivers by PLIC. PLIC hereby waives: (a) notice of acceptance by any Agent, any lender or any holder of a Senior Liability of this Agreement; (b) notice of the existence, or creation or non-payment of all or any of the Senior Liabilities; and (c) all diligence in collection or protection of, or realization upon the Senior Liabilities, or any thereof, or any security therefor.

         7. Obligations of the Undersigned. The undersigned will not, without prior written consent of the Agents: (a) cancel, waive, forgive, transfer or assign, or attempt to enforce or collect, or subordinate to any liabilities other than the Senior Liabilities, any Junior Liabilities or any rights in respect thereof; (b) take any collateral security for any Junior Liabilities;
(c) convert


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any Junior Liabilities into stock of PXP; or (d) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to PXP.

         8. Continuing Subordination. This Agreement shall, in all respects, be a continuing agreement and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the undersigned or that, at any time or from time to time, all Senior Liabilities may have been paid in full), subject to discontinuance only upon receipt by the Agents of written notice from the undersigned, or any person duly authorized and acting on behalf of the undersigned, of the discontinuance hereof; provided, however, that no such notice of discontinuance shall affect or impair any of the agreements and obligations of the undersigned hereunder with respect to any and all Senior Liabilities existing prior to the time of receipt of such notice by the Agents, any and all Senior Liabilities created or acquired thereafter pursuant to any previous commitments made by any party to the Senior Liabilities, including, without limitation, under or in connection with the Bank Credit Agreement, any and all extensions, renewals or refinancings of any of the foregoing, any and all interest accruing on any of the foregoing, and any and all expenses paid or incurred by any Agent, any holder of a Senior Liability in endeavoring to collect or realize upon any of the foregoing, or any security therefor; and all of the agreements and obligations of PLIC under this Agreement shall, notwithstanding any such notice of discontinuance, remain fully in effect until all such Senior Liabilities (including any extensions or renewals of any thereof and all such interest and expenses) shall have been paid in full.

         9. Rights of the Agents and the Holders of the Senior Liabilities. Any Agent, or any holder of a Senior Liability may, from time to time, whether before or after any discontinuance of this Agreement, at its sole discretion and without notice to the undersigned, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities; (b) retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to any of the Senior Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligations of any nature of any obligor with respect to any of the Senior Liabilities; and (d) release its security interest in, or surrender, release or permit any substitution or exchange for all or any part of any property security any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original), or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.

         10. Transfer of Senior Liabilities. Each holder of Senior Liabilities may, from time to time, whether before or after any discontinuance of this Agreement, without notice to the undersigned, assign or transfer any or all of the Senior Liabilities, or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the transferring holder; provided, however, that, unless the transferring holder shall otherwise consent in writing, the transferring holder shall


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have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the transferring holder, as to those of the Senior Liabilities which the transferring holder has not assigned or transferred.

         11. Miscellaneous. Neither any Agent, nor any holder of a Senior Liability shall be prejudiced in its rights under this Agreement by any act or failure to act of PXP or PLIC, or any noncompliance of PXP or PLIC with any agreement or obligations, regardless of any knowledge thereof which any Agent, or any holder of a Senior Liability may have, or with which such Agent or such holder may be charged; and no action permitted hereunder of any Agent, or any holder of a Senior Liability shall in any way affect or impair the rights of any Agent, or any holder of a Senior Liability and the obligations of the undersigned under this Agreement. No delay on the part of any Agent, or any holder of a Senior Liability in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any Agent, or any holder of a Senior Liability or any holder of a Senior Liability in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any Agent, or any holder of a Senior of any right or remedy; nor shall nay modification or waiver of any of the provisions of this Agreement be binding upon any Agent, or any holder of a Senior Liability, except as expressly set forth in a writing duly signed and delivered on behalf of any Agent. For the purposes of this Agreement, Senior Liabilities shall include all obligations of PXP, notwithstanding any right or power of PXP or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of the undersigned hereunder.

         12. Notices. All notices, demands, instructions and other communications required or permitted to be given to or made upon PLIC or PXP, or any other Person, shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by delivery or telecopier, and shall be deemed to be given, for purposes of this Agreement, on the day that such writing is delivered or sent to the intended recipient thereof, in accordance with the provisions of this Section. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands, instructions and other communications shall be given to or made upon PXP and PLIC at their address (or to their telecopier number) specified below:

                           56 Prospect Street
                           Hartford. CT 06115
                           Attention:  Raymond Cummings
                           Telecopier No. 860-403-5922

         Unless otherwise specified in a notice sent or delivered in accordance with the provisions of Section 13.2 of the Bank Credit Agreement, notices, demands, instructions and other communications in writing shall be given to or made upon the Agent or the Lenders under the Bank Credit Agreement at their respective addresses (or to their respective telecopier numbers) indicated in
Section 13.2 of the Bank Credit Agreement.

         13. Agents Appointed Attorney-in-Fact. The undersigned hereby appoints each Agent the undersigned's attorney-in-fact, with fully power of substitution, for the purpose of taking such


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action and executing agreements, instruments and other documents in the name of the undersigned, or otherwise, as such Agent may deem necessary of advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable.

         14. Binding Effect. This Agreement shall be binding upon the undersigned, and upon the successors and assigns of the undersigned; and all references herein to PXP and to PLIC, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to PXP and to PLIC, including, in the case of PXP, any assignee of the Junior Liabilities.

         15. Governing Law; Severability of Provisions. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York, Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                                              PHOENIX HOME LIFE MUTUAL INSURANCE
                                                COMPANY


                                              By /s/ Christopher Wilkos
                                                 -------------------------------
                                                 Its Senior Vice President




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                          ACKNOWLEDGEMENT AND AGREEMENT

         The undersigned PXP hereby acknowledges receipt of a copy of the foregoing Subordination Agreement, waives notice of acceptance thereof by any Agent and/or any holder of a Senior Liability, and agrees to be bound by the terms and provisions thereof, to make no payments or distributions contrary to the terms and provisions thereof, and to do every other act and thing necessary or appropriate to carry out such terms and provisions. In the event of any violation of any of the terms and provisions of the foregoing Subordination Agreement, then, at the election of the Agents, any and all obligations of the PXP under or in connection with the Senior Liabilities shall forthwith become due and payable, and any and all agreements to make loans to PXP under or in connection with the Bank Credit Agreement or any agreement under which any other Senior Liabilities are incurred shall forthwith terminate, notwithstanding any provisions thereof to the contrary.

         Dated:  June 11, 2001.

                                              PHOENIX INVESTMENT PARTNERS, LTD.


                                              By /s/ William R. Moyer

                                                 Its Executive Vice President
                                                     and Chief Financial Officer
                                                     ---------------------------




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                                    EXHIBIT A

                                   DESIGNATION




Phoenix Home Life Mutual Insurance Company
One American Road
Hartford, Connecticut 06115


         Re:               Subordination Agreement

Gentlemen:

         We refer to the Subordination Agreement between us dated as of June 11, 2001 (the "Subordination Agreement"), capitalized terms used without definition below to have the meanings ascribed to them in the Subordination Agreement. This will serve to confirm our agreement that the indebtedness described below shall constitute part of the "Senior Liabilities" for purposes of the Subordination Agreement. The Agent for such Senior Liabilities shall be _________________ and notices to such Agent shall be sent to it as follows:




                                              Very truly yours,

                                              PHOENIX INVESTMENT PARTNERS, LTD.


                                              By
                                                 Its____________________________




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         Accepted and agreed.

                                              PHOENIX HOME LIFE MUTUAL INSURANCE
                                                COMPANY


                                              By
                                                 Its____________________________




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